ADVISORONE FUNDS

Shelter Fund

Supplement dated May 6, 2014

to the Prospectus dated August 28, 2013

This Supplement updates and supersedes any contrary information contained in the Prospectus dated August 28, 2013 of the AdvisorOne Funds.

The section titled “Shelter Fund Summary,” subsection “Portfolio Manager” on page 16 of the prospectus has been replaced in its entirety with the following:

Portfolio Manager: CLS utilizes a team approach for management of the Fund and from the team, the Fund is assigned a portfolio manager who is primarily responsible for the day-to-day management of the Fund’s portfolio.  Scott Kubie, CFA, Chief Strategist of CLS, is primarily responsible for the day-to-day management of the Fund’s portfolio and has served as the portfolio manager of the Fund since May 2014.

The section titled “Investment Adviser,” subsection “Portfolio Managers” on page 45 of the prospectus is replaced with the following:

CLS utilizes a team approach for management of the Funds, and from the team each Fund is assigned a portfolio manager (or in some cases, co-managers) that is primarily responsible for the day-to-day management of the Fund’s portfolio. The Funds’ Portfolio Management Team includes: Rusty Vanneman, CFA and Chief Investment Officer, Scott Kubie, CFA, Jennifer J. Schenkelberg, CFA, Paula Wieck, Marc Pfeffer,  Matthew Santini and Grant Engelbart. CLS's Chief Investment Officer also provides strategic direction and oversight to the portfolio management team, including their management of the funds.

Mr. Vanneman has been the Chief Investment Officer and a portfolio manager of CLS since September 2012.  Previously, Mr. Vanneman was Chief Investment Officer and Portfolio Manager at Kobren Insight Management (KIM).  Mr. Vanneman’s 11-year tenure at KIM included a five-year span during which KIM was owned by E*TRADE.  At KIM, Mr. Vanneman also held positions as Managing Director, Director of Research, and Portfolio Manager for the former Kobren Insight mutual funds and the hedge fund Alumni Partners.  At E*TRADE, he was the Senior Market Strategist and also served on the E*TRADE Capital Management, LLC Investment Policy Committee.  Prior to joining KIM, Mr. Vanneman was a Senior Analyst at Fidelity Management and Research Company’s Strategic Advisors.  Prior to that, he was a Managing Analyst for Thomson Financial’s Thomson Global Markets.

Mr. Kubie has been a portfolio manager of CLS since March of 2001. Mr. Kubie currently serves as Executive Vice President and Chief Strategist of CLS and has worked for CLS since 2001.  Prior to joining CLS, Mr. Kubie worked as a consultant for an Equity Manager and Internet Investment Software Firm (1999-2001).

Ms. Schenkelberg has been a portfolio manager of CLS since December of 2004. Ms. Schenkelberg current serves as Senior Portfolio Manager of CLS and has worked for CLS since 2004.  Prior to joining CLS, Ms. Schenkelberg served as a Senior Financial Analyst for First National Bank of Omaha Wealth Management Group (1998-2004) and Management Trainee for First National Bank of Omaha (1997-1998).

Ms. Wieck joined CLS in 2006 as a Portfolio Administrator before serving as Project Manager and later becoming a member of CLS’s portfolio management team.  Ms. Wieck is the Manager of Investment Research at CLS, where she oversees CLS’s team of investment analysts and researchers.  Prior to joining CLS, Ms. Wieck worked at TD Ameritrade as an Equity Analyst and Orion Advisor Services, LLC as an Implementation Specialist.

Mr. Pfeffer joined CLS as a Senior Portfolio Manager in August 2011.  Previously, Mr. Pfeffer served as Chief Investment Officer of Milestone Capital Management, LLC since 2004 and was also the head of Milestone’s portfolio management and research teams.  Prior to joining Milestone, Mr. Pfeffer worked with Bear, Stearns & Co., Inc. and Goldman Sachs Asset Management.

Mr. Santini joined CLS as a portfolio manager in August 2011.  Prior to joining CLS, Mr. Santini was a portfolio manager at Milestone Capital Management, LLC for five years.  Prior to serving as portfolio manager at Milestone Capital Management, LLC, Mr. Santini worked for Citigroup where he assisted clients in evaluating proprietary offerings.

Mr. Engelbart joined CLS in 2009 initially as a Trading Specialist before becoming a member of CLS’s portfolio management team in December 2013. Prior to joining CLS, from July 2009 to November 2009, Mr. Engelbart served as a mutual fund accountant for State Street Corporation. Prior to joining State Street Corporation, Mr. Engelbart was attending the University of Nebraska in Lincoln where he graduated with a degree in Business Administration-Finance.

The Funds' Statement of Additional Information provides additional information about each portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Funds.

This Supplement, and the existing Prospectus dated August 28, 2013, provide relevant information for all shareholders and should be retained for future reference. The Prospectus has been filed with the U.S. Securities and Exchange Commission, is incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-866-811-0225.

Supplement dated May 6, 2014